UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): October 21, 2010

CFO CONSULTANTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-149294	42-1749358
(Commission File Number)	(IRS Employer Identification No.)

Rm. 2102 F & G, Nan Fung Centre, 264-298 Castle Peak Rd.,
Tsuen Wan, N.T., Hong Kong
(Address of principal executive offices and zip code)

+852 2412 2208
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K filed by CFO Consultants, Inc., a Nevada corporation (“we,” “our,” “us,” or the “Company”), on October 22, 2010 is being filed to update item 4.01 and to include a revised letter from our previous independent registered public accounting firm as Exhibit 16.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On October 21, 2010, we made the decision to dismiss Sam Kan & Company as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on October 22, 2010.  Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm. Sam Kan & Company’s reports on our financial statements of for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than with respect to our ability to continue as a going concern.

In connection with the audit and review of our financial statements, and through January 18, 2011, there were no disagreements with Sam Kan & Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report.

In connection with our audited financial statements for the years ended December 31, 2009 and 2008, and through January 18, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Sam Kan & Company with a copy of this Current Report on Form 8-K/A and requested that Sam Kan & Company furnish us with a letter addressed to the SEC stating whether or not they agree with the above statements. We have received the requested letter from Sam Kan & Company, and a copy of such letter is filed as Exhibit 16.1 to this Amendment number two to Current Report on Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm.

On October 21, 2010, we made the decision to appoint GHP Horwath, P.C. (“GHP”) as our new independent registered public accounting firm. The decision to engage GHP was approved by our Board of Directors on October 22, 2010.

Prior to October 21, 2010, we did not consult with GHP regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Sam Kan & Company to respond fully to GHP concerning our financial statements.

Item 9.01 Financial Statement and Exhibits.

  (c)  Exhibits.

Exhibit No.	Description
16.1	Letter of Sam Kan and Company dated January 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFO CONSULTANTS, INC.

/s/ Joanny Kwok
Name:	Joanny Kwok
Title:	Chief Executive Officer

Dated: January 18, 2011